The Thai Fund, Inc. Announces the Suspension of Its Rights Offering

NEW YORK, June 14, 2006—The Thai Fund, Inc. (the ‘‘Fund’’) (NYSE: TTF) announced today that the rights offering of shares of the Fund's common stock (the ‘‘Rights Offering’’) will be suspended until further notice.

In accordance with an undertaking made by the Fund in the Registration Statement it filed with the Securities and Exchange Commission in connection with the Rights Offering, the Fund is suspending its Rights Offering until further notice due to the Fund's net asset value having declined more than 10% from $9.02 on May 23, 2006 (the effective date of the Fund's registration statement) to $8.06 on June 12, 2006. All subscriptions and payments received by the Fund will be returned to subscribing stockholders.

The Rights Offering will be suspended until such time as the Board of Directors of the Fund determines that market conditions and other factors make it appropriate to resume the Rights Offering. The Fund will continue to review market conditions and will make an announcement if it decides to resume the Rights Offering. There can be no assurance that the Fund will resume the Rights Offering.

The Fund is listed on the New York Stock Exchange under the ticker symbol ‘‘TTF.’’ The Fund is a closed-end management investment company seeking long-term capital appreciation through investment primarily in equity securities of companies organized under the laws of the Kingdom of Thailand.

Stockholders seeking further information should contact their broker or nominee, or contact the Fund's Information Agent:

GEORGESON SHAREHOLDER COMMUNICATIONS, INC. 17 State Street, 10th Floor New York, NY 10004 Toll free: (800) 509-4953 or For banks and brokers: (212) 440-9800

The Fund's U.S. investment adviser is Morgan Stanley Investment Management Inc. (‘‘MSIM’’), a wholly-owned subsidiary of Morgan Stanley. MSIM, with over 400 investment professionals around the world, has more than $442 billion in assets under management or supervision as of February 28, 2006. MSIM offers investment management services to a diverse client base, which includes governments, institutions, corporations and individuals.

Morgan Stanley (NYSE: MS) is a global financial services firm and a market leader in securities, investment management and credit services. With more than 600 offices in 30 countries, Morgan Stanley connects people, ideas and capital to help clients achieve their financial aspirations.

Investors should consider the Fund's investment objective, risks and charges and expenses carefully before investing. The prospectus contains this and other information about the Fund and can be obtained from Georgeson Shareholder Communications, Inc., as set forth above. Investors should read the prospectus carefully before investing.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful under the securities laws of any such state.

For media inquiries, please contact:

Erica Platt
Media Relations
212-762-3268

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